UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2008

AgFeed Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33674	20-2597168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1602 & 1603, Block A, Fortune Plaza, 357 Bayi Avenue
Nanchang City, Jiangxi Province
China, 330006
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: 86-0791-2189636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01   Other Events.

On March 3, 2008, the registrant issued a press release announcing completion of $41 million financing and outlining the registrant's growth strategy for the 2008 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

Exhibits.

Exhibit	Description

99.1	Press Release, dated March 3, 2008, announcing completion of $41 million financing and outlining the registrant's growth strategy for the 2008 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2008

AGFEED INDUSTRIES, INC.

By:	/s/ Junhong Xiong
Junhong Xiong
President and Chief Executive Officer